Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com
Lendbuzz Funding LLC 100 Summer Street, Suite 3150 Boston, Massachusetts 02110

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile loans in connection with the proposed offering of Lendbuzz Securitization Trust 2026-1, Automobile Receivables-Backed Notes (the “Transaction”). Lendbuzz Funding LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and RBC Capital Markets, LLC (together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 23, 2025, representatives of the Company provided us with an automobile loan listing (the “Automobile Loan Listing”). At the Company’s instruction, we randomly selected 175 automobile loans from Automobile Loan Listing that indicated “Funded” in the “Funded / Indicative” field (the “Initial Selected Loans”).

Further, on January 6, 2026, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of the close of business December 31, 2025, with respect to 8,754 automobile loans (the “Statistical Loan File”) including 136 of the 175 Initial Selected Loans.

At the Company’s instruction, we randomly selected 39 automobile loans from the Statistical Loan File that were not Initial Selected Loans (the “Subsequent Selected Loans”). The remaining 136 Initial Selected Loans and 39 Subsequent Selected Loans are collectively and hereinafter referred to as the “Sample Loans.” We performed certain comparisons and recomputations for each of the Sample Loans relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1. Vehicle identification number (“VIN”) 2. Original amount financed 3. Original term to maturity 4. Original annual percentage rate (“APR”) 5. Original monthly P&I payment 6. Vehicle make	7. Vehicle model 8. Vehicle model year 9. Origination date 10. Borrower state 11. Newest AIRA score 12. Model type (new /used)

We compared Characteristics 1. through 8. to the corresponding information set forth on or derived from the Consumer Loan and Security Agreement or the Truth-in-Lending Disclosure Statement (collectively, the “Contract”) and to screenshots from the Company’s origination system (the “Origination System Screenshots”).

We compared Characteristics 9. through 11. to the corresponding information set forth on the Origination System Screenshots.

With respect to Characteristic 12., for purposes of our comparison, we were instructed to observe the existence of an “Invoice” in the loan folder, provided to us by the Company, of such Sample Loan. If an Invoice did (i) not exist, the model type was deemed to be “Used,” (ii) exist and indicated an “MSRP,” the model type was deemed to be “New” or (iii) exist and did not indicate an MSRP, the model type was be deemed to be “Used.” We compared such model type (as determined above) to the model type set forth on the Statistical Loan File.

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Registration, Application for Registration of New Vehicle, Vehicle/Vessel Transfer and Reassignment Form, Report of Sale – Used Vehicle, Power of Attorney or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to our comparison of Characteristic 2., we were instructed to round the original amount financed (as set forth on the Statistical Loan File) to the nearest $0.01;

•	with respect to Characteristic 9., differences of three days or less are deemed to be “in agreement;”

•	with respect to Characteristic 11., we rounded the Newest AIRA score (set forth on the Statistical Loan File) to the nearest whole number; and

•	with respect to Characteristic 12., a model type of “Used,” as determined above, is deemed to be “in agreement” with “Pre-owned,” as set forth on the Statistical Loan File.

In addition to the procedures described above, for each of the Sample Loans, we observed the existence of the following (collectively, the “Additional Source Documents”):

•	a Title Certificate (as defined above);

•

the security interest of Lendbuzz Funding LLC is annotated on the Title Certificate, except for those Sample Loans where we were provided a Vehicle/Vessel Transfer and Reassignment Form or Report of Sale – Used Vehicle for our procedures;

•	a Credit Application and Credit Bureau Report for the borrower and co-borrower (if applicable) (each as set forth on the Company’s origination system);

•	Truth-in-Lending Disclosure Statement; and

•

the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization. This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 12, 2026